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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 6, 1997
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                          MICROTEL INTERNATIONAL, INC.
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                Exact name of registrant as specified in charter

         Delaware                       1-10346                 77-0226211
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(State or other jurisdiction          (Commission              (IRS Employer)
     of incorporation)                File Number)           Identification No.)

2040 Fortune Drive, San Jose, California                           95131
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number,
including area code           (408) 435-8520
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(Former name or former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets.

         On January 6, 1997, MicroTel International, Inc. (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), with XIT Acquisition, Inc. ("Sub"), and XIT Corporation (formerly XCEL Corporation)("XIT"). The transaction, which has been approved by the respective Board of Directors of both companies, will be a tax-free exchange of securities in which XIT will merge into Sub, a newly formed, wholly-owned subsidiary of the Company. XIT shareholders, optionholders, and warrantholders will obtain shares or the right to acquire shares of the common stock of the Company equal to 65% of the fully-diluted ownership of the Company after the merger. Total common shares outstanding after the merger will approximate 8.5 million. Upon consummation of the merger, Carmine T. Oliva, Chairman and Chief Executive Officer of XIT will become Chairman and Chief Executive Officer of the Company and Jack Talan, the Company's current Chairman and Chief Executive Officer and XIT's Board of Directors will comprise the new Board of Directors of the Company. The merger is subject to and will become effective after the approval of the shareholders of XIT, which process is expected to be completed within 60 days.

         XIT, a private, closely-held company with vertically integrated operations in the U.S., England and Japan, designs, manufactures and markets information display and input products and printed circuit boards for the international telecommunications, medical, industrial and military/aerospace markets. For its fiscal year ended September 30, 1996, XIT earned $1,142,000 on revenues of $31,249,000 (unaudited).

                                    EXHIBITS

Exhibit 1 Agreement and Plan of Merger by and Among MicroTel International, Inc., XIT Acquisition, Inc. and XIT Corporation, dated as of December 31, 1996

Exhibit 2        Financial Statements (to be filed by amendment)

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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    MICROTEL INTERNATIONAL, INC.
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                                                                (registrant)

Dated: January 21, 1997                             By: /s/JACK TALAN
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                                                        Jack Talan,
                                                        Chairman

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